Number                                                                    Shares
                    THE SOURCE INFORMATION MANAGEMENT COMPANY
                                                                    Common Stock


INCORPORATED UNDER THE LAWS                                    CUSIP __________
OF THE STATE OF MISSOURI

                                                                 SEE REVERSE FOR
                                                            CERTAIN INSTRUCTIONS

This certifies that



is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                    THE SOURCE INFORMATION MANAGEMENT COMPANY transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers, and its corporate seal to be hereunto affixed.

Dated:

                                                   COUNTERSIGNED AND REGISTERED:
                                                   CHASEMELLON SHAREHOLDER
                                                   SERVICES, L.L.C.
/s/ S. Leslie Flegel                               TRANSFER AGENT AND REGISTRAR
CHAIRMAN AND                       CORPORATE
CHIEF EXECUTIVE OFFICER               SEAL
                                                   BY
/s/ W. Brian Rodgers
SECRETARY                                          AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common     UNIF GIFT MIN ACT - ____ as Custodian for ____
TEN ENT-as tenants by the                           (Cust)               (Minor)
        entireties
JT TEN -as joint tenants with               under Unfirom Gifts to Minors
        right of survivorship
        and not as tenants in                    Act ______________
        common                                           (State)
TOD    - transfer on death
         direction in event of
         owner's death, to
         person named on face

UNIF TRAN MIN ACT - ____ as Custodian for ____
                   (Cust)                (Minor)

              under Uniform Transfers to Minors

                      Act _____________
                             (State)

Additional abbreviations may also be used though not in the above list.

                    THE SOURCE INFORMATION MANAGEMENT COMPANY

     Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

     For  Value  Received,   _______________________  hereby  sell,  assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                          shares

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                    X___________________________________________

 NOTICE: THIS SIGNATURE(S) TO THIS
 ASSIGNMENT MUST CORRESPOND WITH
 THE NAME(S) AS WRITTEN UPON THE
 FACE OF THE CERTIFICATE IN EVERY
 PARTICULAR, WITHOUT ALTERATION
 OR ENLARGEMENT OR ANY CHANGE
 WHATEVER.
                                    X___________________________________________

                                    ALL  GUARANTEES  MUST BE MADE BY A FINANCIAL
                                    INSTITUTION (SUCH AS A BANK OR BROKER) WHICH
                                    IS A PARTICIPANT IN THE SECURITIES  TRANSFER
                                    AGENTS MEDALLION PROGRAM ("STAMP"),  THE NEW
                                    YORK   STOCK   EXCHANGE,    INC.   MEDALLION
                                    SIGNATURE  PROGRAM  ("MSP"),  OR  THE  STOCK
                                    EXCHANGES  MEDALLION  PROGRAM  ("SEMP")  AND
                                    MUST NOT BE  DATED.  GUARANTEES  BY A NOTARY
                                    PUBLIC ARE NOT ACCEPTABLE.